Prepayment And Other Current Assets (Tables)	12 Months Ended
Jun. 30, 2025
Prepayment And Other Current Assets [Abstract]
Schedule of Prepayment and Other Current Assets

Prepayment and other current assets consisted of the following:

	As of June 30,
	2025	2024
Refundable prepayments for construction in progress(1)	$2,206,236	$-
Prepaid expenses and other receivables	105,185	599,426
Input Value Added Tax(2)	4,606,605	754,031
Total prepayment and other current assets	$6,918,026	$1,353,457

(1)	Refundable prepayments for construction in progress primarily represent amounts to be refunded arising from modifications of agreements with construction suppliers.

(2)	The input Value Added Tax was primarily related to the construction in progress of the Company’s Henan Polystyrene Factory. The Company expects to commence production in fourth quarter of calendar year 2025, these VAT amounts is expected to be deducted against output VAT generated from revenue-generation operations within one year from June 30, 2025.